UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to §240.14a-12

EDGETECH SERVICES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[] No fee required.

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies: Convertible preferred stock

2) Aggregate number of securities to which transaction applies: 25,000,000

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Each convertible preferred share is convertible into 25.3533 common shares of the registrant, or 633,832,500 shares on a fully converted basis. On October 17, 2006, the registrant’s stock was quoted at .006 (six-tenths of a cent) on the Over-the-Counter Bulletin Board (OTCBB). The fee was calculated using the amount of fully converted shares times the OTCBB share price.

4) Proposed maximum aggregate value of transaction: $3,802,995

5) Total fee paid: $760.60

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SUMMARY TERM SHEET

This proxy statement describes the proposed sale of an Edgetech subsidiary and the proposed purchase by Edgetech of another company.

The first transaction is the sale of Web’s Biggest Limited, an Edgetech company. More information about this transaction can be found in the attached Proxy Statement at page __.

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Edgetech is proposing to sell all of the stock of its subsidiary Web’s Biggest Limited (“WB”) to Advisors LLC, a company related to Mr. Paul Aunger, one of Edgetech’s officers and directors.

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WB operates the WebsBiggest.com search engine, the world’s largest Wiki-based search engine.

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In the last fiscal year, WB produced gross revenue of $1,434,792 and net income of $1,136,399.

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In return for WB, Advisors LLC will return to Edgetech 25 million shares of Edgetech’s convertible preferred stock. Each share of convertible preferred stock is convertible into 25.3533 shares of Edgetech common stock. As of October 17, 2006, Edgetech’s common stock traded at 0.006 (six-tenths of a cent) on the Over-the-Counter Bulletin Board. The preferred stock being returned to Edgetech therefore is valued at $3,802,995.

The second transaction is the purchase of Data Management, Inc. More information about this transaction can be found in the attached Proxy Statement at page __.

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Edgetech is proposing to purchase all of the stock of Data Management, Inc. in exchange for 25 million shares of Edgetech convertible preferred stock.

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Data Management, Inc. (“DM”) is controlled by Southbase LLC, a company related to  Mr. Adam Radly, Edgetech’s Chairman and Chief Executive Officer, and Advisors LLC, which is related to  Paul Aunger.

▪

DM was recently spun off from another company and is an information technology (IT) services company with major customers in government and the corporate sector.

▪

If DM had been an independent company in the last fiscal year, its revenue would have been approximately $5.2 million and its net income would have been approximately $380,000.

▪

Each share of the preferred stock to be issued to the shareholders of DM is convertible into 25.3533 shares of common stock of Edgetech. As of October 17, 2006, Edgetech’s common stock traded at 0.006 (six-tenths of a cent) on the Over-the-Counter Bulletin Board. The preferred stock being issued to DM shareholders is therefore valued at $3,802,995.

Neither of these transactions is dilutive to Edgetech shareholders; no new stock is being issued.

The Company is undertaking these transactions in order to refocus itself as an IT company.

EDGETECH SERVICES INC.

For the Annual Meeting of Shareholders to be held on Friday November 10, 2006

PROXY STATEMENT

This Proxy Statement and the accompanying proxy are furnished to the shareholders of Edgetech Services Inc. (“Edgetech” or the “Company”) by the Board of Directors for the 2006 Annual Meeting of Shareholders (the “Annual Meeting”).  The Annual Meeting will be held on Friday, November 10, 2006, beginning at 1:00 p.m. at 233 Wilshire Boulevard, Suite 400, Santa Monica, CA 90401, and at any postponements or adjournments of the Annual Meeting.  The enclosed proxy is being solicited by the Board of Directors of the Company.

This proxy statement is dated Monday October 17, 2006.

SHAREHOLDER PROPOSALS

Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than July 17, 2007. Any proposal received after this date will be considered untimely.

The Company is paying all costs of preparing, assembling and mailing this Proxy Statement.  The Company has made arrangements to forward copies of proxy materials to brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy soliciting material to the beneficial owners of the Common Stock of the Company at the Company’s expense.  In addition to the solicitation of proxies by mail, some of the officers, directors and regular employees of the Company may without additional compensation solicit proxies by telephone or personal interview. The Company will bear the costs of these solicitations.

Voting and Revocability of Proxies

The persons’ names in the enclosed form of proxy are representatives and management of the Company and are officers of the Company. Shareholders are encouraged to complete the enclosed proxy and return it to the Company as soon as possible. Any person who completes the enclosed proxy may revoke it at any time prior to its exercise by delivering to the Secretary of the Company either a signed statement revoking the proxy or a properly executed proxy bearing a later date.  A shareholder may also revoke a proxy by attending the Annual Meeting and voting his or her shares personally. Proxies that have been properly dated, signed and returned will be voted in accordance with the instructions given by the shareholder.  If a proxy is signed and returned but no voting instructions are given, each valid proxy will be voted in the election of directors FOR those nominees presented by the Board of Directors, and FOR ALL other resolution presented. Should any other business properly come before the Annual Meeting, the persons named in the proxy shall be allowed to vote on such matter(s) as those persons determine in their discretion.

Abstentions will be counted as shares present or represented and entitled to vote for the purposes of determining whether a quorum exists at the Annual Meeting. Shareholders of record as of the close of business on October 17, 2006 are entitled to notice of the Annual Meeting and to vote in person or by proxy.

The Preferred and Common Stock of the Company are the only classes of outstanding securities entitled to vote at the Annual Meeting.  As of the close of business on October 17, 2006, there were 25,000,000 shares of Preferred Stock and 70,288,450 shares of Common Stock outstanding and entitled to vote. Voting rights are as described in table 1 hereunder. The presence of a majority of the outstanding shares of Preferred and Common Stock, either in person or by proxy, will constitute a quorum at the Annual Meeting.

Table 1 Voting Rights

Class	Number of Shares	Votes Per Share
Preferred	1	25.3533
Common	1	1

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS FOR THE COMING YEAR

The Company’s Bylaws provide that the Board of Directors shall be no less than one director or that number otherwise required by law and to be determined by the Board of Directors.  The Board of Directors has set the number of directors at two, and there are currently two members on the Board of Directors. Persons may be nominated for election to the Board of Directors by the shareholders upon the making of a proper motion at the Annual Meeting. Two directors are to be elected at the Annual Meeting to serve until the following annual meeting of shareholders.  The Board of Directors will present at the Annual Meeting for election Mr. Adam Radly and Mr. Paul Aunger. The Board of Directors recommends a vote FOR Messrs. Radly and Aunger. Mr. Radly and Mr. Aunger are currently members of the Board of Directors.

Persons receiving a plurality of the votes cast at the Annual Meeting will be elected to the Board of Directors. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen. Votes against any candidate and any shares not voted (such as by abstention) will have no impact on the election of directors.  All proxies will be voted FOR the election of each of these nominees unless authority to vote for the election of any nominee or nominees is withheld by the shareholder giving the proxy.  If any nominees should unexpectedly decline or be unable to act as a director, the proxies may be voted for a substitute nominee to be designated by the Board of Directors.  The Board of Directors does not believe that any nominee will decline to serve.

Background information with respect to the nominee for election to the Board of Directors is set forth below.

NOMINEES FOR ELECTION TO BOARD OF DIRECTORS

Adam Radly, 38, is currently the President and CEO and a Director of Edgetech Services. He was appointed to these positions on November 22, 2005. Prior to joining Edgetech, Mr. Radly was the founder and CEO of Isis Communications. While Mr. Radly was CEO of Isis, revenue increased from zero to $22 million, completed an IPO for Isis raising approximately $40 million, completed eight acquisitions, and raised an additional $30 million from U.S. institutional investors in a secondary offering. Isis later merged with AAV Australia Pty Limited, an Australian conglomerate. Adam is also the founder of XSIQ, a leading provider of K-12 education software. Mr. Radly was also the founder of Edgetech’s SponsorAnything.com.

Paul Aunger, 47, is currently the Secretary & Treasurer and a Director of Edgetech Services. He was appointed as a director on November 22, 2005. Prior to founding Web’s Biggest, Paul founded News Canada Inc. in 1981. He was President of News Canada until it merged with MDC Communications Corporation in 1997. News Canada is one of Canada’s largest public relations organizations. Clients included General Motors, Ford, IBM, DuPont, Procter & Gamble, Sears, Kodak, General Mills, Heinz and Walt Disney.

Directors are elected at annual meetings of the shareholders to terms which extend until the following annual meeting.  Officers are appointed by, and serve at the discretion of, the Board of Directors. No members of the Board of Directors are currently compensated for attending meetings of the Board of Directors. There are no agreements between the Company and any of its officers or directors which concern changes of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

This Proxy Statement describes two proposed transactions involving the Company’s directors and officers. Please see Proposals 3 and 4 below.

SECURITIES OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the number of shares of the voting securities which each director and each nominee for election to the Board of Directors owned as a group as of October 17, 2006.  The only classes of equity securities which have a present right to vote in elections of directors are the Preferred and Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Adam Radly - CEO Paul Aunger - Secretary	9,000 Common 25,000,000 Convertible Preferred	0.013% 100.00%

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC" ) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish our Company with copies of all Section 16(a) forms they file.

We have reviewed these filings, and it appears that our CEO, Adam Radly, has not filed a Form 3, Initial Statement of Beneficial Ownership, with respect to his common stock holdings.

The Board of Directors does not have standing audit, nomination or compensation committees. These functions are instead performed by the Board. The Board believes that due to the Company’s size, having such committees is unnecessary and would only create unnecessary bureaucracy. The Board does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Board does not have such a policy because the Board believes that its current directors can effectively choose director candidates.

COMPENSATION OF EXECUTIVE OFFICERS

In the interests of maximizing profits and cash for shareholders, the executive officers elected not to take any form of compensation during the 2006 fiscal year.

SUMMARY COMPENSATION TABLE

Annual Compensation Year 2006 & Long-term Compensation
Name & Position	Salary	Bonus	Other Annual Compensation	Stock/Options Awards	All Other Compensation
Adam Radly President & CEO Paul Aunger Secretary & Treasurer	0 0	0 0	0 0	0 0	0 0

In voting for director nominees, abstentions and broker non-votes will not be counted.

The Board of Directors recommends a vote “FOR” the election of Mr. Adam Radly as Chairman and a Director of Edgetech and the election of Mr. Paul Aunger as a Director of Edgetech for the coming year.

PROPOSAL NUMBER 2: RATIFICATION OF GEORGE BRENNER, CPA, AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

The Board of Directors is asking shareholders to ratify George Brenner, CPA as the Company’s independent public accountant.

George Brenner, CPA has served as the Company’s independent public accountant since September 2005.

A representative of George Brenner, CPA is not expected to attend the Company’s annual meeting, and as a result, will not have the opportunity to make a statement and will not be available to respond to questions.

The Company’s previous independent public accountant was the firm of Dohan and Company (“Dohan”). The Board of Directors dismissed Dohan as the Company’s accountant in September 2005 and simultaneously engaged George Brenner, CPA, upon recommendation and approval by the full Board.

Dohan’s report on Edgetech’s financial statements did not contain an adverse opinion or disclaimer of opinion. There were no disagreements with Dohan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Dohan’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

AUDIT FEES

For the past fiscal year, audit and audit related fees were approximately $54,000. For the previous fiscal year, we were billed approximately $21,000 for our year-end audit.

AUDIT-RELATED FEES

We were billed aggregate fees of $0 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements in the past fiscal year.  For the previous fiscal year, these fees were $0.

TAX FEES

In our last fiscal year, we were billed aggregate fees of $0 for tax compliance, tax advice, and tax planning by our principal accountant for this fiscal year. For the previous fiscal year, these fees were $0.

ALL OTHER FEES

This past fiscal year, we were billed $0 for products and services provided by our principal accountant not otherwise disclosed above, For the previous fiscal year, we were billed $0 for these products and services.

None of the above fees were subject to audit committee pre-approval requirements.

The Board of Directors recommends a vote “FOR” the ratification of George Brenner, CPA as the Company’s independent public accountant.

PROPOSAL NUMBER 3: APPROVAL FOR THE SALE OF WEB’S BIGGEST LIMITED IN RETURN FOR 25 MILLION CONVERTIBLE PREFERRED SHARES OF EDGETECH SERVICES, INC.

The Company currently has two business units – IT services and Internet search. There are no synergies between these two businesses and the Company’s Board feels that more value would be created for shareholders if Edgetech could focus its business operations on one industry. This would ultimately involve selling one business unit. Although the Company had previously taken the view that the Internet search business was the preferred business to keep and that the IT services business would be sold, the Company’s Internet search business has not demonstrated the growth rate that we anticipated over the previous twelve months. Revenue for the Internet search business fell during fiscal 2006. Gross revenue for the Internet search business fell from $1.739 million for fiscal 2005 to $1.434 million for the fiscal 2006.

The Board feels that more value will be created for the Company’s shareholders by selling the Internet search business and acquiring IT businesses that have synergies with the Company’s existing IT business and have potential for growth.

The Company’s Internet search business is operated by Web’s Biggest Limited, a wholly owned subsidiary of Web’s Biggest Inc., which is a wholly owned subsidiary of Edgetech. Web’s Biggest Limited operates WebsBiggest.com, which is the world’s largest Wiki-based search engine. Web’s Biggest Limited is a Bahamas corporation.

The Board of Directors has approved the sale of Web’s Biggest Limited (“WB”) and all of its assets and subsidiaries to Advisors LLC in return for 25 million convertible preferred shares of Edgetech, which are currently held by Advisors LLC.

Advisors LLC is a company related to Mr. Paul Aunger, a director and officer of Edgetech. The shares received from the sale of WB represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

Web’s Biggest Limited’s principal executive office is 33 Harbour Bay Plaza, East Bay Street, PO Box CR-56766, Nassau, Bahamas NAS 485.

In the two weeks before the announcement of this transaction, Messrs. Radly and Aunger had discussed an exchange similar to the transactions discussed herein. These talks led to the transactions discussed herein.

No regulatory approval is required for this transaction.

No minimum number of votes is required under Nevada corporate law to approve this transaction. The Board of Directors is putting this matter to a shareholder vote as a matter of good corporate governance.

Abstentions and broker non-votes will not be counted.

Attached as Exhibit A to this proxy statement is the Agreement for Purchase and Sale of Stock for the sale of WB. The Board of Directors is seeking your approval of this transaction.

The Board of Directors recommends a vote “FOR” the approval for the sale of Web’s Biggest Limited in return for 25 million convertible preferred shares of Edgetech Services, Inc.

PROPOSAL NUMBER 4: APPROVAL FOR THE ACQUISITION OF DATA MANAGEMENT, INC. IN RETURN FOR 25 MILLION CONVERTIBLE PREFERRED SHARES OF EDGETECH SERVICES, INC.

The sale of WB (described above in Proposal Number 3) is the first step in the Company’s strategy to become a more focused company concentrating on information technology services. The second step in this process is the acquisition of Data Management, Inc., a newly formed Nevada corporation which was recently spun-off from another IT company and includes an established data storage business.

The Board of Directors has approved the acquisition of 100% of the stock of Data Management, Inc. (“DM”) in return for 25 million convertible preferred shares of Edgetech Services, Inc. Each share of preferred stock is convertible into 25.3533 shares of Edgetech common stock. In addition, each share of preferred stock has voting rights equal to 25.3533 shares of common stock even if the holder of the preferred shares has not converted the shares.

The convertible shares used to acquire DM represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

DM sells data management and storage products to large corporate and government customers.

On a pro forma basis, revenue for DM for the year ended December 2005 was $5,180,907 and net income was $382,286. During 2005, revenue increased by 77% from revenue of $2,919,121 for the year ended December 2004. Net income for 2004 was $293,855. Pro forma figures are calculated as if DM were an independent company for fiscal years 2004 and 2005.

DM’s customers include the following:

Federal Government

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Federal Communications Commission

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Securities and Exchange Commission

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Department of Health and Human Services

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Department of Justice

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Department of Commerce/NOAA

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National Institute of Health

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Metropolitan Transit Authority

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TSA (Transportation Security Administration)

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USDA

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US Geological Survey

Defense

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US Air Force

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US Navy

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US Dept of Defense

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Defense Communications Electronic Evaluation & Test Activity (Defense Ceeta)

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Naval Medical Logistics Command

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US Army Contracting Agency

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Naval research laboratory

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Naval Air Warfare Center

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Space and Naval Warfare Systems Command (SPAWar)

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US Air National Guard

Corporate

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Computer Sciences Corporation

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Boeing Information Services

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Honeywell

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Northrop Grumman

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Bureau of National Affairs

The sellers of DM are Southbase LLC, a company related to Mr. Adam Radly, and Advisors LLC, a company related to Mr. Paul Aunger. Messrs. Radly and Aunger are officers and directors of Edgetech.

The acquisition of DM is not dilutive to shareholders. The total number of shares issued in each class of stock will not change as a result of the acquisition of DM.

Data Management Inc.’s principal executive office is 233 Wilshire Boulevard, Santa Monica, CA, 90401.

In the two weeks before the announcement of this transaction, Messrs. Radly and Aunger had discussed an exchange similar to the transactions discussed herein. These talks led to the transactions discussed herein.

No regulatory approval is required for this transaction.

No minimum number of votes is required under Nevada corporate law to approve this transaction. The Board of Directors is putting this matter to a shareholder vote as a matter of good corporate governance. Dissenting security holders are not entitled to any appraisal rights in connection with this transaction.

Abstentions and broker non-votes will not be counted.

Attached as Exhibit B to this proxy statement is the Agreement for Purchase and Sale of Stock for the purchase of DM. The Board of Directors is seeking your approval of this transaction.

The Board of Directors recommends a vote “FOR” the approval for the acquisition of Data Management, Inc. in return for 25 million convertible preferred shares of Edgetech services, inc.

PROPOSAL NUMBER 5: APPROVAL TO CHANGE THE NAME OF THE COMPANY TO INOVA TECHNOLOGY, INC.  AND OBTAIN A NEW STOCK SYMBOL.

Since the merger between Edgetech and Web’s Biggest in June of 2005 the Company elected a new Board of Directors and implemented new management. The Board believes that the sale of WB, the acquisition of DM, a new commitment to a clear strategy to grow as an IT business all combine to create a fundamentally different company and a new name will signal a break from the past. This will also ensure that the parent company (Edgetech Services, Inc. a Nevada corporation) is no longer confused with its Canadian subsidiary (Edgetech Services, Inc. an Ontario corporation).

In order to change the Company’s name, Edgetech must amend its articles of incorporation. Pursuant to Nevada corporate law, the Board of Directors has adopted a resolution setting forth the proposed amendment to change the Company’s name to Inova Technology, Inc.  Shareholders holding a majority of the voting power of the Company must approve this amendment for it to become effective.

If the Company’s shareholders approved the proposed amendment, the Company will amend its articles of incorporation promptly by sending the amendment to the Nevada Secretary of State along with the appropriate filing fee. The Company will also apply for a new stock trading symbol on the OTCBB.

Abstentions and broker non-votes will not be counted.

The Board of Directors recommends a vote “FOR” the approval to change the name of the company to Inova Technology, Inc. and obtain a new stock symbol.

SUBMISSION OF SHAREHOLDERS PROPOSALS FOR 2007 ANNUAL MEETING OF SHAREHOLDERS

The 2006 Annual Meeting of Shareholders has been scheduled to take place on November 10, 2006.  Shareholder proposals for presentation for next year’s annual meeting must be received by the Company by no later than July 17, 2007.

OTHER BUSINESS

It is not intended that any business other than that set forth in the Notice of Annual Meeting and more specifically described in this Proxy Statement will be brought before the Annual Meeting. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on that business or any matters dealing with the conduct of the Annual Meeting pursuant to the discretionary authority granted in the proxy.

By Order of the Board of Directors,

s/s Adam Radly

_____________________________

Adam Radly, President & CEO

October 17, 2006

The Company has provided its Annual Report on Form 10-KSB for the year ended April 30, 2005, which was filed with the Securities and Exchange Commission under the Securities Exchange Act of

1934, including the financial statements and schedules thereto, but without exhibits. This proxy statement incorporates in its entirety the Annual Report.

BALLOT

EDGETECH SERVICES INC.

ANNUAL MEETING OF SHAREHOLDERS November 10, 2006

A.

Name of Shareholder(s):  (Please print name(s) exactly as they appear on your certificate)

__________________________________________________________________

Printed name(s)

B.

If voting party is other than the owner of the shares, state capacity in which voting party is acting (e.g., proxy holder, trustee):

__________________________________________________________________

C.

Number of shares being voted:

   _________________

UNLESS OTHERWISE DESIGNATED, THIS BALLOT SHALL BE CONSIDERED TO BE A VOTE OF ALL THE SHARES THAT THE UNDERSIGNED IS ENTITLED TO VOTE.  A VOTE TO ABSTAIN SHALL BE CONSIDERED A VOTE AGAINST.

WRITTEN BALLOT

PROPOSAL NUMBER 1:

ELECTION OF DIRECTORS FOR THE COMING YEAR

Nominee

For

Withheld

Adam Radly

___________

_____________

Paul Aunger

___________

_____________

PROPOSAL NUMBER 2: RATIFICATION OF GEORGE BRENNER, CPA, AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANT.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 3: APPROVAL FOR THE SALE OF WEB’S BIGGEST LIMITED IN RETURN FOR 25 MILLION CONVERTIBLE PREFERRED SHARES OF EDGETECH SERVICES, INC.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 4: APPROVAL FOR THE ACQUISITION OF DATA MANAGEMENT, INC. IN RETURN FOR 25 MILLION CONVERTIBLE PREFERRED SHARES OF EDGETECH SERVICES, INC.

For

Against

Abstain

_______

__________

_________

PROPOSAL NUMBER 5: APPROVAL TO CHANGE THE NAME OF THE COMPANY TO INOVA TECHNOLOGY, INC.  AND OBTAIN A NEW STOCK SYMBOL.

For

Against

Abstain

_______

__________

_________

ALL BALLOTS MUST BE SIGNED.

For Shareholders Voting in Person:

_____________________________________________

Signature

_____________________________________________

Print Name(s) exactly as on certificate

For hares being voted by Proxy:

The undersigned hereby appoints Adam Radly and Paul Aunger, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Edgetech Services, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at 233 Wilshire Boulevard, Suite 400, Santa Monica, California 90401, on Friday November 10, 2006, at 11:00 am., local time, and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed below and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

_________________________________

Printed name of proxy holder

_________________________________

Printed Name(s) of holder(s) of record

By: ________________________________

        Signature of proxy holder

___________________________________

Date

ALL PROXIES MUST BE SIGNED AND DATED.

AGREEMENT FOR PURCHASE

AND SALE OF STOCK

DATED:

As of _______________

PARTIES:

(1)

Advisors LLC, Inc., an Iowa Corporation, (“Buyer” or “Advisors”),

(2)

Edgetech Services, Inc. a Nevada corporation (“Seller” and or “Edgetech”)

(3)

Web’s Biggest Limited, a Bahamas corporation ("WB").

INTRODUCTION

THIS AGREEMENT is made as of the date set forth above at Santa Monica, CA, between Seller, Buyer and Web’s Biggest Limited. (All of the foregoing sometimes hereafter referred to as the “Parties”).

RECITALS

This agreement (the “Agreement”) is made with respect to the following facts and circumstances:

A.

Seller desire to sell and transfer Seller’s shares in WB to Buyer. The sale of WB includes the sale of all of all of its subsidiaries and businesses.

B.

Buyer desires to purchase the Seller’s Shares of WB under the terms and conditions set forth in this Agreement.

C.

Seller have furnished to Buyer for its examination, copies of the Articles of Incorporation and the By-Laws of WB.

D.

The Parties to this Agreement also wish to state certain other facts, understandings and agreements as set forth, or as referenced below.

NOW THEREFORE, in light of the foregoing facts and circumstances, and in consideration of the mutual promises, conditions, covenants and agreements herein set forth, and in exchange for other valuable consideration, the receipt and adequacy of which are hereby acknowledged,

THE PARTIES HAVE AGREED AS FOLLOWS:

AGREEMENT

Section 1.

Sale and Transfer of Shares Currently Owned by Seller

1.1

As more particularly set forth in Section 2 hereof, on November 10, 2006, or as soon thereafter as is practicable (the “Closing”), Seller shall deliver or cause to be delivered to Buyer one or more share certificates representing the shares (“Transfer Shares”) of WB (which will then represent One-Hundred Percent (100%) of the then-outstanding common stock of WB).  Said share certificate shall be duly endorsed, or accompanied by duly executed assignments sufficient (upon completion of the requirements of any applicable securities laws or regulations) to transfer the Transfer Shares to Buyer.  This delivery shall be made in consideration of the right to receive from Buyer the consideration set forth in Section 2.2 hereof in exchange for the Transfer Shares.

1.2

The Closing of the sale of WB to Buyers is conditioned approval of the Board of Directors of Edgetech and the approval of the stockholders of Edgetech.

Section 2.

Purchase Price/Structure.

2.1

Total Consideration.  The consideration for the sale and purchase of the Shares pursuant to Section 1 shall be the sum of the consideration described in Section 2.

2.2

Consideration.  The purchase price (“Consideration”) shall be the transfer of twenty five million (25,000,000)  shares of convertible preferred stock of Edgetech Services Inc., held by Buyer, to Seller at Closing.

Section 3.

Representations and Warranties of Seller.  Seller warrants as follows:

3.1

As of the date of this Agreement, WB is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction and has all necessary corporate powers to own its properties and operate its business as now owned and operated by it.  Neither the ownership of its properties nor the nature of its business requires WB to be qualified in any jurisdiction other than the state of its incorporation.

3.2

The authorized capital stock of WB consist of 100 authorized shares of common stock issued and outstanding. All of the WB Shares are validly issued, fully paid, and non-assessable, and such WB Shares have been so issued in full compliance with all applicable federal and state securities laws. There are no valid outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating WB to issue, or to transfer from treasury, any additional shares of its capital stock of any class.

3.3

Seller is currently the owner, beneficially and of record of 100% of the Transfer Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims and charges. Buyer acknowledges that this Agreement is subject to the approval of Seller’s shareholders, and Seller agrees to present this Agreement to its shareholders for approval as soon as practicably possible. This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of WB and the Seller enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.  Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

3.4

 WB is not in violation of any term of its respective Articles of Incorporation or Bylaws, any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree, order, statute, rule or regulation applicable to WB, the violation of which could have a material adverse effect (which for the purposes of this provision shall be deemed to be an impact of $5,000 or more) on the business, operations, financial condition or prospects of WB   Provided that Buyer cooperates in complying with applicable securities law and regulations, and assuming the correctness of the representations of Buyer to Seller, the execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not result in any violation of any term of the Articles of Incorporation or Bylaws of WB, as each is then in effect, or any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree or order, or be in conflict with or constitute a default under any such valid term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of WB .

3.5

Within the times and in the manner prescribed by law, WB has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.  There are no present disputes about taxes of any nature payable by WB.  WB has not been advised that any of its returns have been or are being audited. The Seller will be responsible for payment of any taxes arising from any jurisdiction that relate to income generated prior to the date of Closing and will indemnify Buyer against any claims relating to tax liabilities that relate to any business activity that occurred prior to the date of Closing.

3.6

Except to the extent that ordinary parts and components commonly included in computers and technology equipment currently used and/or sold by comparable businesses may be construed as containing “hazardous materials,” there are no hazardous materials maintained or stored by WB in violation of applicable law, nor are there any known violations of any federal, state, or local environmental ordinance rule or regulation duly enacted by any applicable governmental authority on the premises of WB.

3.7

Exhibit A to this Agreement is a schedule of all trade names, trademarks, service marks, patents, copyrights, domain names and their registrations, owned by WB or in which it has any rights or licenses, together with a brief description of each.  WB possesses the right to the use of all such patents, trademarks, service marks, trade names, copyrights, domain names and their registrations necessary for its business as currently constituted, and neither Seller, nor WB is aware of any claim by any person whatsoever that appears reasonably likely to conflict with WB 's continued conduct of its business affairs as at present constituted. WB has no knowledge of any infringement or alleged infringement by other of any of the foregoing rights of WB. WB has the right to use its existing names.

3.8

WB has good and marketable title to all of its property and assets. With respect to the property and assets it leases, WB is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than as set forth hereinabove or otherwise disclosed to Buyer.

3.9

Where required WB maintains all insurance in amounts and against such risks as are usual and customary and adequate to protect WB, its assets and its business.  At no time has WB been denied any insurance or indemnity bond coverage which it has requested, or received any written notice from or on behalf of any insurance carrier presently providing insurance relating to them (i) that insurance rates may or will be substantially increased from their current levels, and/or (ii) that policies presently in effect will not be renewed, or (iii) that material alterations to any of the properties or business operations of WB are necessary or required by such carrier.  WB is not in default with respect to payment of premiums on any such policy. No claim is pending under any policy.

3.10

WB is not a party to, nor is the property of WB bound by, any distributor’s or manufacturer’s representative or agency agreement; any output or requirements agreement; any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust, or lease; except as disclosed by matters of public record.

3.11

WB has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation (including any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its business; and to the best of the knowledge of Seller there are no such violations.

3.12

There is not pending, nor, to the best knowledge of Seller, is there threatened, any suit, proceeding, investigation or action against or affecting WB that appears reasonably likely to result in a material adverse change to WB's business, assets or financial condition.

3.13    Intentionally left blank.

3.14

All material contracts, agreements, insurance policies and instruments to which WB is a party are valid, binding, and in full force and effect in all material respects, without any material breach by WB or, to the best of the WB's knowledge, any other party thereto.  No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by WB under any contract, agreement or instrument that is valid and binding on WB.

3.15

Buyer or its counsel has been supplied with a true and correct copy of each of such written instrument, insurance contract, insurance policy or agreement and an accurate description of each of such oral arrangements, contracts and agreements.

3.16

Intentionally left blank.

3.17

WB has delivered to Buyer WB’s historical financial statements for the years 2003, and 2004, and 2005 (“Financial Information”). To the actual knowledge of Seller, the Financial Information fairly sets forth the information purported to be set forth therein.  WB does not have any material liabilities, contingent or otherwise, other than obligations under contracts and commitments incurred in the ordinary course of business and set forth in this Agreement.  WB is not a guarantor or indemnitor of any indebtedness of any other person or entity.  WB maintains and will continue to maintain a standard system of financial record keeping established and administered in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.  At Closing, WB shall have no debt other than amounts owing to ordinary trade creditors, or other than as disclosed to Buyer, including without limitation the subsections below.

3.17.1

WB has given the Buyer access to all accounts, books, ledgers and financial and other records of WB which have been prepared and maintained in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.

3.17.2 All accounts, books, ledgers and financial and other records of WB are in the possession or under the control of WB and located at the WB's premises or at WB's accountants and all statutory and other records of WB are up to date and contain full, complete and accurate records of all material matters dealt with in those records.

3.17.3 The Financial Information contains full provision for bad and doubtful debts, depreciation, amortization, obsolescence of assets and any foreseeable losses as well as for all contingent liabilities which may reasonably be expected to become actual liabilities.

3.17.4 The financial performance of WB disclosed in the Financial Information given to the Buyer is and was not affected by any unusual or non-recurring items and no material changes have occurred in the assets and liabilities or the financial performance of WB from that disclosed by that information.

3.19 No material supplier of WB has indicated that it shall stop, or materially decrease the rate of, supplying materials, products or services to WB, and/or change the credit terms currently in place with WB, and no customer has indicated that it shall stop, or materially decrease the rate of, purchasing products and/or services from WB.

3.20

No employee of WB is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would conflict with such employee's obligation to use his or his best efforts to promote the interests of WB or that would conflict with WB 's business as conducted or as proposed to be conducted.  To the best of Seller’s knowledge, no employee of WB is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with WB or any previous employer.  WB has no collective bargaining agreements with any of its employees and to the best of Seller’s knowledge, there is no labor union organizing activity pending or threatened with respect to WB.  WB has provided Buyer with copies of each of the forgoing, if any.

3.21     WB has provided Buyer with all the information that Buyer has requested for deciding whether to purchase the Transfer Shares.  Neither this Agreement, the representations and warranties by Seller contained herein, the Exhibits and Schedules attached hereto, nor any other written statement or certificate delivered or to be furnished to Buyer in connection herewith, when read together, knowingly contains any untrue statement of a material fact or knowingly omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Section 4.   Representations and Warranties of Buyer.  Buyer represents and warrants as follows:

4.1

Buyer is a limited liability company duly organized, existing and in good standing under the laws of Iowa and that the execution and delivery of this Agreement and all related documents by it have been duly authorized by proper corporate action.

4.2

Buyer need not make or obtain any consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or foreign regulatory authority in connection with the execution, delivery, and performance of this agreement and the consummation of the transaction contemplated by this Agreement.

4.3

The provisions of this Agreement and the execution by Buyer of the documents referred to herein will not result in or constitute any of the following:  (1) a breach of any of the terms of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaw of Buyer or any other contract, commitment, indenture, deed of trust, or other agreement, instrument or arrangement to which Buyer is a party or by which any of them or the property of them is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Buyer; or (4) the creation or imposition of any lien, change, or encumbrance on any of the properties of Buyer.

Section 6.

Survival of Representation and Warranties.  All representations, warranties and covenants contained in this Agreement shall survive the closing of this transaction and any of the transactions contemplated in this Agreement for a period of two years.

Section 7.

Miscellaneous.

7.1

Fees and Costs of Transaction.   Each party represents that it shall pay its own fees and costs associated with this transaction.  Seller and Buyer will indemnify and hold one another harmless against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage, commission, or finder’s fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

7.2

Entire Agreement.  This Agreement, together with all exhibits delivered in connection herewith, and such other documents signed by both Parties, as recite that they are executed in connection herewith, constitute the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

7.3

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

7.4

Agreement.  This Agreement will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

7.5

Notices,  All notices, requests, demands, and other communications under this Agreement must be in writing and will be considered to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Seller at: 2980 S. Rainbow Blvd. #220H, Las Vegas, NV 89146

To Buyer at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

To WB at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

Any party may change its address for purposes of this paragraph by giving the other Parties written notice of the new address in the manner set forth above.

7.6

Governing Law.  This Agreement will be construed in accordance with, and governed by, the laws of the State of Nevada as applied to contracts that are executed and performed entirely in Nevada.

7.7

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the Parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the Parties.

7.8

Additional Documents.  The Parties hereby agree to execute such additional documents as maybe reasonable and necessary to carry out the provisions of this Agreement.

7.9

Attorney Fees.  In the event of any controversy, claim or dispute between the Parties hereto arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable expenses, attorney fees and costs.

7.10

Exhibits. Each of the Exhibits attached hereto is incorporated herein by reference as if set forth herein in full and such Exhibits are identified as follows:

Exhibit A

-

List of Trade Names, Trade Marks, and Domain Names

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first set forth above.

“SELLER”

Edgetech Services, Inc.

By:_________________________________

Adam Radly, President

“BUYER”

Advisors LLC

By:  _______________________________

(Name), President

Web’s Biggest Limited

By:  _______________________________

(Name), President

Exhibit A: List of Trade Names, Trade Marks, and Domain Names

Domains:

www.websbiggest.com

www.sponsoranything.com

AGREEMENT FOR PURCHASE

AND SALE OF STOCK

DATED:

PARTIES:

(1) Edgetech Services Inc., a Nevada corporation, (“Buyer” or “Edgetech”)

(2) Adam Radly, President & CEO of Edgetech (“Radly”)

(3) Paul Aunger, Secretary & Treasurer of Edgetech (“Aunger”)

(4) Southbase LLC, a California corporation, and Advisors LLC, an Iowa limited liability company (“Sellers”)

5) Data Management, Inc. a Nevada corporation ("DM").

INTRODUCTION

THIS AGREEMENT is made as of the date set forth above at Santa Monica, CA, between Sellers, Buyer and DM. (All of the foregoing sometimes hereafter referred to as the “Parties”).

RECITALS

This agreement (the “Agreement”) is made with respect to the following facts and circumstances:

E.

Sellers desire to sell and transfer Sellers’ shares in DM to Buyer. The sale of DM includes the sale of all of all of its subsidiaries and businesses.

F.

Buyer desires to purchase the Sellers’ Shares of DM under the terms and conditions set forth in this Agreement.

G.

Sellers have furnished to Buyer for its examination, copies of the Articles of Incorporation and the By-Laws of DM.

H.

The Parties to this Agreement also wish to state certain other facts, understandings and agreements as set forth, or as referenced below.

NOW THEREFORE, in light of the foregoing facts and circumstances, and in consideration of the mutual promises, conditions, covenants and agreements herein set forth, and in exchange for other valuable consideration, the receipt and adequacy of which are hereby acknowledged,

THE PARTIES HAVE AGREED AS FOLLOWS:

AGREEMENT

Section 1.

Sale and Transfer of Shares Currently Owned by Sellers

1.3

As more particularly set forth in Section 2 hereof, on November , 2006, or as soon thereafter as is practicable (the “Closing”), Sellers shall deliver or cause to be delivered to Buyer one or more share certificates representing the shares (“Transfer Shares”) of DM (which will then represent One-Hundred Percent (100%) of the then-outstanding common stock of DM).  Said share certificate shall be duly endorsed, or accompanied by duly executed assignments sufficient (upon completion of the requirements of any applicable securities laws or regulations) to transfer the Transfer Shares to Buyer.  This delivery shall be made in consideration of the right to receive from Buyer the consideration set forth in Section 2.2 hereof in exchange for the Transfer Shares.

1.4

The Closing of the purchase of DM by Edgetech is conditioned on the approval of the Board of Directors of Edgetech and the approval of the stockholders of Edgetech.

Section 2.

Purchase Price and Covenants.

2.1

Total Consideration.  The consideration for the sale and purchase of the Shares pursuant to Section 1 shall be the sum of the consideration described in Section 2.

2.2

Consideration.  The purchase price (“Consideration”) shall be the transfer of 25,000,000 (twenty five million) shares of convertible preferred stock of Edgetech Services, Inc. to Sellers at Closing and distributed as set forth in Exhibit A.

2.3

Post Closing Covenants.

2.3.1

If Edgetech issues any Edgetech warrants, or securities of Edgetech at less than market value to any entity associated with one of Radly or Aunger, known as the First Party, Edgetech agrees to provide the same warrants or securities with the same terms to the other party, known as the Second Party.  The amount of warrants or securities to be provided to the Second Party will be an amount sufficient to maintain the proportion of Edgetech shares held by entities associated with Radly and Aunger prior to the issue of the warrants or securities to the First Party.

2.3.2

Should Edgetech agree to purchase businesses owned by entities associated with the Sellers or with Radly or with Aunger, Edgetech agrees not to pay more than the value determined by an independent appraiser mutually acceptable to both Radly and Aunger or their nominees.

2.3.3

Radly and Aunger and the sellers are entitled to purchase any securities of Edgetech from Edgetech for cash (or debt in Edgetech or its subsidiaries) at a price calculated as the average share price over the five trading days prior to the date that the cash is provided to Edgetech (or the debt is converted to equity)..

Section 3.

Representations and Warranties of Sellers.  Sellers warrant as follows:

3.1

As of the date of this Agreement, DM is a corporation duly organized, validly existing, and in good standing under the laws of its state and has all necessary corporate powers to own its properties and operate its business as now owned and operated by it.  Neither the ownership of its properties nor the nature of its business requires DM to be qualified in any jurisdiction other than the state of its incorporation.

3.2

The authorized capital stock of DM consist of 1000 authorized shares of common stock issued and outstanding. All of the DM Shares are validly issued, fully paid, and non-assessable, and such DM Shares have been so issued in full compliance with all applicable federal and state securities laws. There are no valid outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating DM to issue, or to transfer from treasury, any additional shares of its capital stock of any class.

3.3

Sellers are currently the owners, beneficially and of record of 100% of the Transfer Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims and charges. Sellers have the power to transfer the Transfer Shares to Buyer without obtaining the consent or approval of any other person or governmental authority. Further, all corporate action on the part of DM, its officers, directors and Sellers necessary for the authorization, execution and delivery of the Agreement and the other agreements and documents contemplated herein, the performance of all of DM’s and Sellers obligations hereunder and for the sale and delivery of the Shares, has been taken or will be taken prior to the Closing.  This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of DM and the Sellers enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.  Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

3.4

 DM is not in violation of any term of its respective Articles of Incorporation or Bylaws, any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree, order, statute, rule or regulation applicable to DM, the violation of which could have a material adverse effect (which for the purposes of this provision shall be deemed to be an impact of $5,000 or more) on the business, operations, financial condition, or prospects of DM. Provided that Buyer cooperates in complying with applicable securities law and regulations, and assuming the correctness of the representations of Buyer to Sellers, the execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not result in any violation of any term of the Articles of Incorporation or Bylaws of DM, as each is then in effect, or any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree or order, or be in conflict with or constitute a default under any such valid term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of DM .

3.5

Within the times and in the manner prescribed by law, DM has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.  There are no present disputes about taxes of any nature payable by DM.  DM has not been advised that any of its returns have been or are being audited. The Sellers will be responsible for payment of any taxes arising from any jurisdiction that relate to income generated prior to the date of Closing and will indemnify Buyer against any claims relating to tax liabilities that relate to any business activity that occurred prior to the date of Closing.

3.6

Except to the extent that ordinary parts and components commonly included in computers and technology equipment currently used and/or sold by comparable businesses may be construed as containing “hazardous materials,” there are no hazardous materials maintained or stored by DM in violation of applicable law, nor are there any known violations of any federal, state, or local environmental ordinance rule or regulation duly enacted by any applicable governmental authority on the premises of DM.

3.7

All trade names, trademarks, service marks, patents, copyrights, domain names and their registrations, owned by DM or in which it has any rights or licenses have been included in the sale of DM to Buyers.

3.8

DM has good and marketable title to all of its property and assets. With respect to the property and assets it leases, DM is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than as set forth hereinabove or otherwise disclosed to Buyer.

3.9

Where required DM maintains all insurance in amounts and against such risks as are usual and customary and adequate to protect DM, its assets and its business.  At no time has DM been denied any insurance or indemnity bond coverage which it has requested, or received any written notice from or on behalf of any insurance carrier presently providing insurance relating to them (i) that insurance rates may or will be substantially increased from their current levels, and/or (ii) that policies presently in effect will not be renewed, or (iii) that material alterations to any of the properties or business operations of DM are necessary or required by such carrier.  DM is not in default with respect to payment of premiums on any such policy. No claim is pending under any policy.

3.10

DM is not a party to, nor is the property of DM bound by, any distributor’s or manufacturer’s representative or agency agreement; any output or requirements agreement; any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust, or lease; except as disclosed by matters of public record.

3.11

DM has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation (including any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its business; and to the best of the knowledge of Sellers there are no such violations.

3.12

There is no pending, nor, to the best knowledge of Sellers is there not threatened, any suit, proceeding, investigation or action against or affecting DM that appears reasonably likely to result in a material adverse change to DM's business, assets or financial condition.

3.13    Intentionally left blank.

3.14

All material contracts, agreements, insurance policies and instruments to which DM is a party are valid, binding, and in full force and effect in all material respects, without any material breach by DM or, to the best of the DM's knowledge, any other party thereto.  No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by DM under any contract, agreement or instrument that is valid and binding on DM.

3.15

 Intentionally left blank.

3.16

Intentionally left blank.

3.17

DM does not have any material liabilities, contingent or otherwise, other than obligations under contracts and commitments incurred in the ordinary course of business and set forth in this Agreement.  DM is not a guarantor or indemnitor of any indebtedness of any other person or entity.  DM maintains and will continue to maintain a standard system of financial record keeping established and administered in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.  At Closing, DM shall have no debt other than amounts owing to ordinary trade creditors, or other than as disclosed to Buyer, including without limitation the subsections below.

3.17.1

DM has given the Buyer access to all accounts, books, ledgers and financial and other records of DM which have been prepared and maintained in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.

3.17.2 All accounts, books, ledgers and financial and other records of DM are in the possession or under the control of DM and located at the DM's premises or at DM's accountants and all statutory and other records of DM are up to date and contain full, complete and accurate records of all material matters dealt with in those records.

3.17.3 The Financial Information contains full provision for bad and doubtful debts, depreciation, amortization, obsolescence of assets and any foreseeable losses as well as for all contingent liabilities which may reasonably be expected to become actual liabilities.

3.17.4 The financial performance of DM disclosed in the Financial Information given to the Buyer is and was not affected by any unusual or non-recurring items and no material changes have occurred in the assets and liabilities or the financial performance of DM from that disclosed by that information.

3.19     DM has provided Buyer with all the information that Buyer has requested for deciding whether to purchase the Transfer Shares.  Neither this Agreement, the representations and warranties by Sellers contained herein, the Exhibits and Schedules attached hereto, nor any other written statement or certificate delivered or to be furnished to Buyer in connection herewith, when read together, knowingly contains any untrue statement of a material fact or knowingly omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Section 4.   Representations and Warranties of Buyer.  Buyer represents and warrant as follows:

4.1

Buyer is a corporation duly organized, existing and in good standing under the laws of Nevada and that the execution and delivery of this Agreement and all related documents by it have been duly authorized by proper corporate action.

4.2

Buyer need not make or obtain any consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or foreign regulatory authority in connection with the execution, delivery, and performance of this agreement and the consummation of the transaction contemplated by this Agreement.

4.3

The provisions of this Agreement and the execution by Buyer of the documents referred to herein will not result in or constitute any of the following:  (1) a breach of any of the terms of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaw of Buyer or any other contract, commitment, indenture, deed of trust, or other agreement, instrument or arrangement to which Buyer is a party or by which any of them or the property of them is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Buyer; or (4) the creation or imposition of any lien, change, or encumbrance on any of the properties of Buyer.

Section 6.

Survival of Representation and Warranties.  All representations, warranties and covenants contained in this Agreement shall survive the closing of this transaction and any of the transactions contemplated in this Agreement for a period of two years.

Section 7.

Miscellaneous.

7.1

Fees and Costs of Transaction.   Each party represents that it shall pay its own fees and costs associated with this transaction.  Sellers and Buyer will indemnify and hold one another harmless against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage, commission, or finder’s fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

7.2

Entire Agreement.  This Agreement, together with all exhibits delivered in connection herewith, and such other documents signed by both Parties, as recite that they are executed in connection herewith, constitute the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

7.3

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

7.4

Agreement.  This Agreement will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

7.5

Notices,  All notices, requests, demands, and other communications under this Agreement must be in writing and will be considered to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Sellers at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

To Buyer at: 2980 S. Rainbow Blvd. #220H, Las Vegas, NV 89146

To DM at: 233 Wilshire Boulevard, Suite 400, Santa Monica, CA, 90401

Any party may change its address for purposes of this paragraph by giving the other Parties written notice of the new address in the manner set forth above.

7.6

Governing Law.  This Agreement will be construed in accordance with, and governed by, the laws of the State of Nevada as applied to contracts that are executed and performed entirely in Nevada.

7.7

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the Parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the Parties.

7.8

Additional Documents.  The Parties hereby agree to execute such additional documents as maybe reasonable and necessary to carry out the provisions of this Agreement.

7.9

Attorney Fees.  In the event of any controversy, claim or dispute between the Parties hereto arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable expenses, attorney fees and costs.

7.10

Exhibits. Each of the Exhibits attached hereto is incorporated herein by reference as if set forth herein in full and such Exhibits are identified as follows:

Exhibit A

-

Distribution of convertible stock on Closing

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first set forth above.

“SELLERS”

By:________________________________

Southbase LLC

(Name), (Title)

By:_________________________________

Advisors LLC

Paul Aunger, (Title)

“BUYER”

Edgetech Services, Inc.

By:  _______________________________

Adam Radly, President

“DM”

Data Management, Inc.

By:  _______________________________

(Name), President

Exhibit A: Distribution of convertible stock on Closing

On Closing, convertible preferred stock of Edgetech will be distributed as follows:

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12.5 million convertible preferred shares to: Southbase LLC and/or its nominee

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12.5 million convertible preferred shares to: Advisors LLC and/or its nominee

Exhibit B: Fixed Assets included in purchase

The following fixed assets are included in the purchase:

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Six office sets, each consisting of a desk, desk return, desk chair, file cabinet

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Eight personal computers and monitors

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Two printers

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One Board room table plus ten chairs

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One projector and projector screen

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One Reception desk

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One phone system including eight phone sets